MREIC

Supplemental Information

September 30, 2011

MREIC

Table of Contents

	Page
Consolidated Balance Sheets	3
Consolidated Statements of Operations	4
FFO and FAD Reconciliation	5
Financial Highlights	6
Consolidated Statements of Cash Flows	7
Capital Structure and Leverage Ratios	8
Debt Maturity	9
Property Table by Tenant	10
Property Table by State	11
Lease Expirations	12
Recent Acquisitions	12
Property Table	13
Definitions	15
Press Release Dated December 12, 2011	16

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, net operating income, EBITDA, funds available for distribution and net operating income, which are REIT industry financial measures that are not calculated in accordance with generally accepted accounting principles. Please see page 15 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company's filings with the SEC on Form 10-K.

Consolidated Balance Sheets

(unaudited)

ASSETS	September 30, 2011	September 30, 2010
Real Estate Investments:		
Land	82,115,823	76,650,817
Buildings and Improvements	394,815,902	371,518,637
Total Real Estate Investments	476,931,725	448,169,454
Accumulated Depreciation	(67,908,169)	(58,581,019)
Net Real Estate Investments	**$409,023,556**	**$389,588,435**
Real Estate Held for Sale	2,561,727	2,600,278
Cash and Cash Equivalents	6,376,808	6,814,553
Securities Available for Sale at Fair Value	44,265,059	42,517,725
Tenant and Other Receivables	1,018,733	647,261
Deferred Rent Receivable	1,661,027	1,574,933
Loans Receivable, net	187,384	268,817
Prepaid Expenses	556,541	613,994
Financing Costs, net of Accumulated Amortization of $2,122,218 and $1,731,822, respectively	2,405,426	2,443,616
Lease Costs, net of Accumulated Amortization of $825,709 and $571,324, respectively	1,227,451	1,020,402
Intangible Assets, net of Accumulated Amortization of $5,253,659 and $4,067,265, respectively	5,757,880	5,835,274
Other Assets	1,945,244	193,509
TOTAL ASSETS	**$476,986,836**	**$454,118,797**
LIABILITIES AND SHAREHOLDERS' EQUITY		
Liabilities:		
Mortgage Notes Payable	$211,614,170	$210,577,861
Subordinated Convertible Debentures	8,915,000	13,990,000
Loans Payable	16,860,950	9,273,913
Accounts Payable and Accrued Expenses	2,129,658	2,088,853
Other Liabilities	2,924,386	2,675,698
Total Liabilities	**$242,444,164**	**$238,606,325**
Shareholders' Equity:		
Series A – 7.625% Cumulative Redeemable Preferred Stock, $53,493,750 and $33,062,500 liquidation value, respectively; 2,139,750 and 1,322,500, Shares Authorized, Issued and Outstanding as of September 30, 2011 and 2010, respectively	$53,493,750	$33,062,500
Common Stock – $.01 Par Value, 50,000,000 and 40,000,000 Shares Authorized; 36,785,037 and 33,956,138 Shares Issued and 36,780,037 and 33,951,138 Shares Outstanding as of September 30, 2011 and 2010, respectively	367,850	339,561
Excess Stock – $.01 Par Value, 5,000,000 Shares Authorized; No Shares Issued or Outstanding	-	-
Treasury Stock at Cost - 5,000 Shares	(24,905)	(24,905)
Additional Paid-In Capital	179,392,039	170,743,069
Accumulated Other Comprehensive Income	2,368,163	10,116,057
Loans to Officers, Directors and Key Employees	(1,082,813)	(1,201,563)
Undistributed Income	-	-
Total MREIC'S Shareholders' Equity	**$234,514,084**	**$213,034,719**
Noncontrolling Interests	28,588	2,477,753
Total Shareholders' Equity	**$234,542,672**	**$215,512,472**
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	**$476,986,836**	**$454,118,797**

Fourth Quarter FY 2011 & FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Fourth Quarter FY 2011 & FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Fourth Quarter FY 2011 & FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Financial Highlights

(unaudited)

	Three Months Ended		Twelve Months Ended	
	9/30/2011	9/30/2010	9/30/2011	9/30/2010
Weighted Average Shares Outstanding				
Basic	36,520,012	33,643,085	35,083,457	30,371,217
Diluted	36,555,221	33,666,064	35,131,718	30,382,396
Net Income Attributable to MREIC's Common Shareholders	$1,739,771	$2,406,866	$11,338,979	$8,486,301
Basic	$0.05	$0.07	$0.32	$0.28
Diluted	0.05	0.07	0.32	0.28
Funds From Operations - FFO	$4,701,322	$5,389,414	$22,876,729	$19,142,454
Basic	$0.13	$0.16	$0.65	$0.63
Diluted	0.13	0.16	0.65	0.63
FFO Excluding Gains on Securities Transactions, net	$4,554,404	$4,563,014	$17,638,526	$16,533,305
Basic	$0.12	$0.14	$0.50	$0.54
Diluted	0.12	0.14	0.50	0.54
Funds Available for Distribution - FAD	$4,513,628	$4,328,180	$17,602,040	$16,165,179
Basic	$0.12	$0.13	$0.50	$0.53
Diluted	0.12	0.13	0.50	0.53
Dividends Declared per Common Share	$0.15	$0.15	$0.60	$0.60

Fourth Quarter FY 2011 & FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Consolidated Statements of Cash Flows

(unaudited)

	Twelve Months Ended	
	9/30/2011	9/30/2010
CASH FLOWS FROM OPERATING ACTIVITIES		
Net Income	$15,503,151	$11,215,252
Noncash Items Included in Net Income:		
Depreciation	10,351,358	9,406,812
Amortization	1,898,058	1,868,867
Stock Compensation Expense	163,150	33,860
Gain on Securities Transactions, net	(5,238,203)	(2,609,149)
Changes In:		
Tenant, Deferred Rent and Other Receivables	(457,566)	(432,857)
Prepaid Expenses & Other Assets	(382,622)	(252,423)
Accounts Payable, Accrued Expenses and Other Liabilities	289,493	(234,703)
NET CASH PROVIDED BY OPERATING ACTIVITIES	$22,126,819	$18,995,659
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchase of Real Estate and Intangible Assets	(18,841,546)	(48,225,328)
Capital Improvements & Purchases of Equipment	(1,437,395)	(885,829)
Purchase of Noncontrolling Interest	(4,138,291)	(948,802)
Deposits on Acquisition of Real Estate	(1,722,850)	-
Purchase of Securities Available for Sale	(20,347,387)	(19,001,455)
Proceeds from Sale of Securities Available for Sale	16,090,362	13,236,770
Repayment of Employee Loan	118,750	-
Collections on Loans Receivable	31,189	122,875
NET CASH USED IN INVESTING ACTIVITIES	$(30,247,168)	$(55,701,769)
CASH FLOWS FROM FINANCING ACTIVITIES		
Proceeds from Mortgages	7,800,000	27,100,000
Principal Payments on Mortgages	(17,341,678)	(13,336,548)
Net Proceeds from (Payments on) Loans Payable	7,587,037	(9,789,837)
Repurchase of Subordinated Convertible Debentures	(5,075,000)	-
Financing Costs Paid on Debt	(419,089)	(535,626)
Net Distributions to Noncontrolling Interests	(160,868)	(344,414)
Proceeds from Registered Direct Placement of Common Stock, net of offering costs	-	38,661,466
Proceeds from Registered Direct Placement of Preferred Stock, net of offering costs	18,978,635	-
Proceeds from Issuance of Common Stock, net of reinvestments	14,091,303	11,261,278
Proceeds from the Exercise of Stock Options	2,181,484	764,297
Preferred Dividends Paid	(4,079,219)	(2,521,214)
Common Stock Distributions Paid, net of reinvestments	(15,880,001)	(13,819,627)
NET CASH PROVIDED BY FINANCING ACTIVITIES	$7,682,604	$37,439,775
NET INCREASE IN CASH AND CASH EQUIVALENTS	(437,745)	733,665
CASH AND CASH EQUIVALENTS		
BEGINNING OF PERIOD	6,814,553	6,080,888
END OF PERIOD	$6,376,808	$6,814,553

Fourth Quarter FY 2011 & FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Capital Structure and Leverage Ratios
(unaudited)

	As of 9/30/2011	As of 9/30/2010
Mortgage Notes Payable	$211,614,170	$210,577,861
Loans Payable	16,860,950	9,273,913
Subordinated Convertible Debentures	8,915,000	13,990,000
Total Debt	237,390,120	233,841,774
Noncontrolling Interest	28,588	2,477,753
Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	33,062,500
Common Stock, Paid-in-Capital & Other	181,020,334	179,972,219
Total MREIC's Shareholders' Equity	234,514,084	213,034,719
Total Book Capitalization	471,932,792	449,354,246
Accumulated Depreciation	67,908,169	58,581,019
Total Undepreciated Book Capitalization	**$539,840,961**	**$507,935,265**

	As of 9/30/2011	As of 9/30/2010
Shares Outstanding	36,780,037	33,951,138
Market Price Per Share	$7.93	$7.82
Equity Market Capitalization	$291,665,693	$265,497,899
Total Debt	237,390,120	233,841,774
Noncontrolling Interest	28,588	2,477,753
Preferred	53,493,750	33,062,500
Total Market Capitalization	**$582,578,151**	**$534,879,926**
Total Debt	$237,390,120	$233,841,774
less: Cash and Cash Equivalents	6,376,808	6,814,553
Net Debt	**$231,013,312**	**$227,027,221**
Net Debt / Undepreciated Book Capitalization	42.8%	44.7%
Net Debt / Total Market Capitalization	39.7%	42.4%
Net Debt + Preferred / Total Market Capitalization	48.8%	48.6%

	Three Months Ended (unaudited)		Fiscal Year Ended (unaudited)
	9/30/2011	9/30/2010	9/30/2011
Net Income	$2,783,121	$3,093,278	$15,503,151
plus: Depreciation & Amortization (includes Discontinued Operations)	3,176,539	3,144,646	12,264,087
plus: Interest Expense (includes Discontinued Operations)	3,613,903	3,783,335	14,865,189
plus: Acquisition Costs	19,683	12,169	425,157
less: Gain On Securities Transactions, net	(146,918)	(826,400)	(5,238,203)
EBITDA	**$9,446,328**	**$9,207,028**	**$37,819,381**
Interest Expense (including discontinued operations)	$3,613,903	$3,783,335	$14,865,189
Preferred Dividend	1,019,805	630,303	4,079,219
Total Fixed Charges	**$4,633,708**	**$4,413,638**	**$18,944,408**
Interest Coverage	**2.6 x**	**2.4 x**	**2.5 x**
Fixed Charge Coverage	**2.0 x**	**2.1 x**	**2.0 x**
Total Debt	$237,390,120	$233,841,774	$233,841,774
Annualized EBITDA	37,785,312	36,828,112	37,819,381
Total Debt / EBITDA	**6.3 x**	**6.3 x**	**6.2 x**

Fourth Quarter FY 2011 & FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Fourth Quarter FY 2011 & FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Property Table by Tenant

(unaudited)

Tenant	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Undepreciated Cost	Mortgage Balance
FedEx	35	3,506,642	43.7%	$22,732,000	52.3%	$6.48	$267,175,932	$123,567,040
Mead Corporation	1	388,671	4.8%	1,204,000	2.8%	3.10	12,553,964	3,783,483
CBOCS Distribution, Inc.	1	381,240	4.8%	1,364,000	3.1%	3.58	14,215,126	8,510,325
Coca Cola / Western Container	2	328,211	4.1%	1,580,000	3.6%	4.81	18,336,285	8,332,950
Norton McNaughton of Squire, Inc.	1	306,000	3.8%	1,301,000	3.0%	4.25	12,972,474	7,035,392
Carrier Sales	2	244,317	3.0%	1,819,000	4.2%	7.45	22,110,915	10,945,805
Kellogg Company	4	238,664	3.0%	1,455,000	3.3%	6.10	17,426,425	6,619,202
Caterpillar Logistics Services, Inc.	1	217,970	2.7%	1,169,000	2.7%	5.36	14,868,857	8,541,196
Anheuser-Busch, Inc.	1	184,800	2.3%	769,000	1.8%	4.16	12,386,675	4,390,459
Carlisle Tire & Wheel Company	1	179,280	2.2%	675,000	1.6%	3.77	7,020,401	2,554,478
Home Depot USA, Inc.	1	171,200	2.1%	875,000	2.0%	5.11	11,242,162	5,326,758
HD Supply, Inc.	1	160,000	2.0%	594,000	1.4%	3.71	5,483,272	1,922,395
Maidenform, Inc.	1	148,000	1.8%	396,000	0.9%	2.68	4,853,114	3,465,837
Pittsburgh Glass Works	1	102,135	1.3%	449,000	1.0%	4.40	3,900,602	-
National Oilwell	1	91,295	1.1%	721,000	1.7%	7.90	8,052,355	4,882,197
Joseph T. Ryerson	1	89,052	1.1%	614,000	1.4%	6.89	6,809,488	2,514,037
DHL	1	83,000	1.0%	562,000	1.3%	6.77	6,815,697	3,851,152
Sherwin-Williams Company	2	78,864	1.0%	625,000	1.4%	7.93	7,089,716	2,097,215
Macy's East, Inc.	1	59,400	0.7%	451,000	1.0%	7.59	4,839,501	2,561,646
Highways & Skyways, of NC Inc.	1	40,560	0.5%	105,000	0.2%	5.18	2,195,346	-
MagiKitch'n	1	37,660	0.5%	324,000	0.7%	8.60	2,820,000	-
Keystone Automotive	1	36,150	0.5%	129,000	0.3%	3.57	2,161,895	-
Graybar Electric Company	1	26,340	0.3%	109,000	0.3%	4.14	1,847,135	-
Various	2	334,247	4.2%	903,000	2.1%	3.80	4,151,979	-
Vacant	1	98,200	1.2%	-	-	-	7,277,744	712,603
Total as of 9/30/11	**66**	**7,531,898**	**93.9%**	**$40,925,000**	**94.1%**	**$5.59**	**$478,607,060**	**$211,614,170**
Acquisitions Subsequent to 9/30/11								
Best Buy Warehousing Logistics, Inc.	1	368,060	4.6%	1,586,000	3.6%	4.31	19,600,000	12,740,000
FedEx	1	46,000	0.6%	417,000	1.0%	9.07	5,000,000	3,150,000
RGH Enterprises Inc.	1	75,000	0.9%	575,000	1.3%	7.67	6,019,000	-
Pro Forma Total	**69**	**8,020,958**	**100.0%**	**$43,503,000**	**100.0%**	**$5.57**	**$509,226,060**	**$227,504,170**

Fourth Quarter FY 2011 & FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Property Table by State

(unaudited)

State	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Undepreciated Cost	Mortgage Balance
Tennessee	3	898,915	11.2%	$3,015,000	6.9%	$3.35	$33,582,397	$20,514,473
Florida	9	786,188	9.8%	5,189,000	11.9%	6.60	66,441,916	37,850,602
Illinois	7	720,416	9.0%	4,765,000	11.0%	6.61	60,928,653	19,816,715
Missouri	4	654,073	8.2%	2,021,000	4.6%	3.64	28,460,684	7,360,797
South Carolina	3	510,560	6.4%	3,000,000	6.9%	5.88	32,294,144	13,593,951
North Carolina	4	455,067	5.7%	1,732,000	4.0%	3.98	19,168,213	8,676,767
Texas	4	481,048	6.0%	3,507,000	8.1%	7.29	39,814,024	25,443,905
Pennsylvania	2	329,134	4.1%	772,000	1.8%	3.30	5,614,482	-
Georgia	3	307,660	3.8%	1,764,000	4.1%	5.73	21,976,174	11,312,810
Virginia	4	305,770	3.8%	1,908,000	4.4%	6.24	22,962,523	6,699,379
Arizona	1	288,211	3.6%	1,248,000	2.9%	4.33	14,656,442	5,978,903
Ohio	3	267,903	3.3%	1,600,000	3.7%	5.97	19,825,635	11,141,810
Michigan	2	265,371	3.3%	1,655,000	3.8%	6.24	20,900,721	13,809,345
Kansas	2	219,280	2.7%	1,007,000	2.3%	4.59	10,700,244	4,908,525
New York	2	155,381	1.9%	1,319,000	3.0%	8.49	14,614,268	1,622,078
Maryland	1	149,384	1.9%	1,426,000	3.3%	9.55	14,362,239	8,239,992
Wisconsin	1	139,564	1.7%	901,000	2.1%	6.46	9,367,024	1,875,565
Colorado	2	138,235	1.7%	1,208,000	2.8%	8.74	13,542,691	4,918,028
New Jersey	2	102,173	1.3%	906,000	2.1%	9.03	6,196,998	2,561,646
Nebraska	1	88,140	1.1%	535,000	1.2%	6.07	5,689,405	925,151
Mississippi	2	62,340	0.8%	249,000	0.6%	3.99	3,325,135	-
Minnesota	1	59,425	0.7%	433,000	1.0%	7.29	5,157,126	1,630,739
Alabama	1	56,698	0.7%	278,000	0.6%	4.90	3,473,568	1,661,348
Connecticut	1	54,812	0.7%	358,000	0.8%	6.53	3,390,459	1,071,641
Iowa	1	36,150	0.5%	129,000	0.3%	3.57	2,161,895	-
Total as of 9/30/11	**66**	**7,531,898**	**93.9%**	**$40,925,000**	**94.1%**	**$5.59**	**$478,607,060**	**$211,614,170**
Acquisitions Subsequent to 9/30/11								
Ohio	1	368,060	4.6%	1,586,000	3.6%	4.31	19,600,000	12,740,000
New York	1	75,000	0.9%	575,000	1.3%	7.67	6,019,000	-
Texas	1	46,000	0.6%	417,000	1.0%	9.07	5,000,000	3,150,000
Pro Forma Total	**69**	**8,020,958**	**100.0%**	**$43,503,000**	**100.0%**	**$5.57**	**$509,226,060**	**$227,504,170**

Fourth Quarter FY 2011 & FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Fourth Quarter FY 2011 & FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Property Table

(unaudited)

No	Tenant	City	State	Fiscal Year Acquisition	Occup.	Square Footage	Annual Rent	Rent Per Sq. Ft. Occup.	Lease Exp. Term	Undepreciated Cost	Mortgage Balance
1	FedEx	Memphis	TN	2010	100.0%	449,900	$1,281,000	$2.85	7.7 Yrs	$14,600,000	$9,457,396
2	Mead Corporation	St. Joseph	MO	2001	100.0%	388,671	1,204,000	3.10	4.2 Yrs	12,553,964	3,783,483
3	CBOCS Distribution, Inc.	Lebanon	TN	2011	100.0%	381,240	1,364,000	3.58	12.8 Yrs	14,215,126	8,510,325
4	Norton McNaughton of Squire, Inc.	Hanahan	SC	2005	100.0%	306,000	1,301,000	4.25	3.6 Yrs	12,972,474	7,035,392
5	Various	Monaca	PA	1997	67.4%	291,474	448,000	2.28	1.7 Yrs	2,794,482	-
6	Western Container Corp	Tolleson	AZ	2003	100.0%	288,211	1,248,000	4.33	5.6 Yrs	14,656,442	5,978,903
7	Caterpillar Logistics Services, Inc.	Griffin	GA	2006	100.0%	217,970	1,169,000	5.36	5.2 Yrs	14,868,857	8,541,196
8	Fedex Ground Package System. Inc	Orion	MI	2007	100.0%	193,371	1,285,000	6.65	5.8 Yrs	16,683,289	10,849,953
9	Anheuser-Busch, Inc.	Granite City	IL	2001	100.0%	184,800	769,000	4.16	4.7 Yrs	12,386,675	4,390,459
10	Carrier Sales	Dallas	TX	2010	100.0%	184,317	1,518,000	8.24	7.3 Yrs	17,740,000	10,945,805
11	Carlisle Tire & Wheel Company	Edwardsville	KS	2003	100.0%	179,280	675,000	3.77	1.7 Yrs	7,020,401	2,554,478
12	Home Depot USA, Inc.	Montgomery	IL	2007	100.0%	171,200	875,000	5.11	3.8 Yrs	11,242,162	5,326,758
13	Fedex Ground Package System. Inc	Tampa	FL	2004	100.0%	170,779	1,412,000	8.27	7.3 Yrs	17,714,863	9,617,549
14	HD Supply, Inc.	Monroe	NC	2001	100.0%	160,000	594,000	3.71	5.1 Yrs	5,483,272	1,922,395
15	Fedex Ground Package System. Inc	Beltsville	MD	2001	100.0%	149,384	1,426,000	9.55	6.8 Yrs	14,362,239	8,239,992
16	Maidenform, Inc.	Fayetteville	NC	1997	100.0%	148,000	396,000	2.68	1.3 Yrs	4,853,114	3,465,837
17	Fedex Ground Package System. Inc	Cudahy	WI	2001	100.0%	139,564	901,000	6.46	5.8 Yrs	9,367,024	1,875,565
18	Federal Express Corporation	Wheeling	IL	2007	100.0%	123,000	1,386,000	11.27	5.7 Yrs	18,513,232	5,189,090
19	Fedex Ground Package System. Inc	Edinburg	TX	2011	100.0%	113,582	600,000	5.28	9.9 Yrs	7,414,000	4,800,000
20	Federal Express Corporation	Richmond	VA	2001	100.0%	112,870	677,000	6.00	3.1 Yrs	7,703,393	2,111,792
21	FedEx Ground	Ft. Mill	SC	2010	100.0%	112,784	1,024,000	9.08	8.0 Yrs	11,715,000	4,258,137
22	Federal Express Corporation	Orlando	FL	2008	100.0%	110,638	646,000	5.84	6.2 Yrs	8,474,556	5,334,238
23	Federal Express Corporation	Winston-Salem	NC	2002	100.0%	106,507	637,000	5.98	0.3 Yrs	6,636,481	3,288,535
24	Fedex Ground Package System. Inc	Cheektowaga	NY	2007	100.0%	104,981	966,000	9.20	7.9 Yrs	10,923,550	1,622,078
25	RPS Ground (FDX)	West Chester Twp	OH	2000	100.0%	103,818	499,000	4.81	1.9 Yrs	5,061,253	3,082,771
26	Pittsburgh Glass Works	O' Fallon	MO	1994	100.0%	102,135	449,000	4.40	0.8 Yrs	3,900,602	-
27	Vacant	Liberty	MO	1998	-	98,200	-	na	na	7,277,744	712,603
28	Federal Express Corporation	Jacksonville	FL	1999	100.0%	95,883	575,000	6.00	1.7 Yrs	6,107,099	2,797,065
29	Federal Express Corporation	Tampa	FL	2006	100.0%	95,662	572,000	5.98	6.0 Yrs	7,538,417	4,925,374
30	Fedex Ground Package System. Inc	El Paso	TX	2007	100.0%	91,854	668,000	7.27	4.0 Yrs	6,607,669	4,815,903
31	Fedex Ground Package System. Inc	Hanahan	SC	2005	100.0%	91,776	675,000	7.35	6.8 Yrs	7,606,670	2,300,422
32	National Oilwell	Houston	TX	2010	100.0%	91,295	721,000	7.90	11.0 Yrs	8,052,355	4,882,197
33	Fedex Ground Package System. Inc	Ft. Myers	FL	2003	100.0%	90,020	400,000	4.44	0.1 Yrs	4,467,289	2,257,494
34	Fedex Ground Package System. Inc	Cocoa	FL	2008	100.0%	89,101	739,000	8.29	5.1 Yrs	10,521,455	6,374,577
35	Joseph T. Ryerson	Elgin	IL	2002	100.0%	89,052	614,000	6.89	5.3 Yrs	6,809,488	2,514,037
36	Federal Express Corporation	Omaha	NE	1999	100.0%	88,140	535,000	6.07	2.1 Yrs	5,689,405	925,151
37	Federal Express Corporation	Bedford Heights	OH	2007	100.0%	84,600	456,000	5.39	1.9 Yrs	6,563,999	3,462,791
38	DHL	Roanoke	VA	2007	100.0%	83,000	562,000	6.77	5.2 Yrs	6,815,697	3,851,152
39	Fedex Ground Package System. Inc	Richfield	OH	2006	100.0%	79,485	645,000	8.11	5.1 Yrs	8,200,383	4,596,248
40	Federal Express Corporation	Schaumburg	IL	1997	100.0%	73,500	496,000	6.75	5.5 Yrs	4,887,380	299,156
41	Federal Express Corporation	Romulus	MI	1998	100.0%	72,000	370,000	5.14	9.7 Yrs	4,217,432	2,959,392
42	Fedex Ground Package System. Inc	Denver	CO	2005	100.0%	69,865	564,000	8.07	6.8 Yrs	6,354,051	2,350,869
43	Kellogg Sales Company	Tampa	FL	2007	100.0%	68,385	376,000	5.50	0.3 Yrs	5,616,874	2,682,850
44	Fedex Ground Package System. Inc	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	7.0 Yrs	7,188,640	2,567,159
45	Federal Express Corporation	Chattanooga	TN	2007	100.0%	67,775	370,000	5.46	1.1 Yrs	4,767,271	2,546,752
46	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	464,000	6.99	12.3 Yrs	5,540,000	1,890,480
47	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	368,000	5.66	1.8 Yrs	4,728,374	2,864,711
48	Carrier Sales	Richmond	VA	2007	100.0%	60,000	301,000	5.02	4.7 Yrs	4,370,915	-
49	Federal Express Corporation	White Bear Lake	MN	2007	100.0%	59,425	433,000	7.29	1.2 Yrs	5,157,126	1,630,739
50	Macy's East, Inc.	Carlstadt	NJ	2007	100.0%	59,400	451,000	7.59	2.5 Yrs	4,839,501	2,561,646
51	Fedex Ground Package System. Inc	Augusta	GA	2005	100.0%	59,358	453,000	7.63	6.8 Yrs	5,326,374	1,673,335
52	Fedex Ground Package System. Inc	Huntsville	AL	2005	100.0%	56,698	278,000	4.90	2.9 Yrs	3,473,568	1,661,348

Fourth Quarter FY 2011 & FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Fourth Quarter FY 2011 & FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Fourth Quarter FY 2011 & FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

FOR IMMEDIATE RELEASE

December 12, 2011

Contact: Susan Jordan

   732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS 4th QUARTER AND YEAR END FINANCIAL RESULTS

FREEHOLD, NJ, December 12, 2011........Monmouth Real Estate Investment Corporation (the Company) (NYSE:MNR) reported funds from operations (FFO) of $4,701,000 or $0.13 per share for the three months ended September 30, 2011, as compared to $5,389,000 or $0.16 per share for the three months ended September 30, 2010.  FFO totaled $22,877,000 or $0.65 per share for the fiscal year ended September 30, 2011, as compared to $19,142,000 or $0.63 per share for the fiscal year ended September 30, 2010.

A summary of significant financial information for the three months ended September 30, 2011 and 2010 is as follows:

          Three Months Ended

                    September 30,

	2011	2010
Rental and Reimbursement Revenue	$11,958,000	$11,750,000
Total Expenses	$6,647,000	$6,175,000
Interest and Dividend Income	$871,000	$692,000
Gain on Securities Transactions, net	$147,000	$826,000
Income from Continuing Operations	$2,715,000	$3,341,000
Income (Loss) from Discontinued Operations	$68,000	$(248,000)
Net Income Applicable to Common Shareholders	$1,740,000	$2,407,000
Net Income Applicable to Common Shareholders Per Share	$.05	$.07
FFO (1)	$4,701,000	$5,389,000
FFO Per Common Share (1)	$.13	$.16
Weighted Avg. Common Shares Outstanding	36,555,000	33,666,000

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Fourth Quarter FY 2011 & FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

A summary of significant financial information for the fiscal years ended September 30, 2011 and 2010 is as follows:

Fiscal Year Ended

  September 30,

	2011	2010
Rental and Reimbursement Revenue	$48,141,000	$45,213,000
Total Expenses	$26,372,000	$24,157,000
Interest and Dividend Income	$3,100,000	$2,511,000
Gain on Securities Transactions, net	$5,238,000	$2,609,000
Income from Continuing Operations	$15,237,000	$11,353,000
Income (Loss) from Discontinued Operations	$266,000	$(138,000)
Net Income Applicable to Common Shareholders	$11,339,000	$8,486,000
Net Income Applicable to Common Shareholders Per Share	$.32	$.28
FFO (1)	$22,877,000	$19,142,000
FFO Per Common Share (1)	$.65	$.63
Weighted Avg. Common Shares Outstanding	35,132,000	30,382,000

A summary of significant balance sheet information as of September 30, 2011 and 2010 is as follows:

	September 30, 2011	September 30, 2010
Total Real Estate Investments	$409,024,000	$389,588,000
Securities Available for Sale	$44,265,000	$42,518,000
Total Assets	$476,987,000	$454,119,000
Mortgage Notes Payable	$211,614,000	$210,578,000
Subordinated Convertible Debentures	$8,915,000	$13,990,000
Loans Payable	$16,861,000	$9,274,000
Total Shareholders’ Equity	$234,543,000	$215,512,000

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Fourth Quarter FY 2011 & FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

 Eugene W. Landy, President, commented on the results of fiscal year 2011, “We made significant progress in fiscal 2011 which has resulted in an excellent year for the Company. Management is very pleased with our many accomplishments over the year. To highlight a few, the Company:

•

Raised a total of approximately $40 million in new equity capital.

•

Acquired 561,000 square feet of high quality industrial space, representing an 8% increase in our gross leasable area.

•

Renewed 100% of our leases expiring in fiscal 2011.

•

Gained inclusion in the MSCI US REIT Index.”

Mr. Landy stated, “Our business model of investing in net-leased industrial properties on long-term leases to investment grade tenants continued to deliver solid performance despite weaknesses in the broader economy. Our occupancy increased from 96% to 97% year over year and for the second consecutive year 100% of expiring leases were renewed.”

“In addition to the $28.3 million representing 561,000 square feet in acquisitions in fiscal 2011, Monmouth has already added another 490,000 square feet in acquisitions at an aggregate cost of $30.6 million since year end. The Company also recently completed a $16.8 million equity offering in conjunction with its inclusion into the MSCI US REIT Index.  Our total market capitalization now stands at approximately $645 million.  The Company remains very focused on continuing to deliver positive results and we look forward to building upon the substantial growth that was achieved in fiscal 2011.”

Monmouth Real Estate Investment Corporation will host its Fourth Quarter and Fiscal Year-End 2011 Financial Results Webcast and Conference Call.  Senior management will discuss the results, current market conditions and future outlook on Tuesday, December 13, 2011 at 10:00 a.m. Eastern Time.

The Company’s fourth quarter and fiscal year-end financial results being released herein will be available on the Company’s website at www.mreic.com in the “Financial Information and Filings” section.

To participate in the Webcast, select the microphone icon at the top of the homepage on the Company’s website at www.mreic.com.  Interested parties can also participate via conference call by calling toll free 877-317-6789 (domestically) or 412-317-6789 (internationally).

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Fourth Quarter FY 2011 & FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Tuesday, December 13, 2011.  It will be available until January 31, 2012, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10004199.  A transcript of the call and the webcast replay will be available at the Company’s website, www.mreic.com.

Monmouth Real Estate Investment Corporation is a publicly-owned real estate investment trust specializing in net-leased industrial properties subject to long-term leases primarily to investment grade tenants.  The Company's property portfolio consists of sixty-seven industrial properties and one shopping center located in twenty-five states.  In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties.  Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1)  Non-GAAP Information:  FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization.   FFO per common share is defined as FFO divided by weighted average common shares outstanding.  FFO and FFO per common share should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs).  FFO and FFO per common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis.  The items excluded from FFO and FFO per common share are significant components in understanding the Company’s financial performance.

FFO and FFO per common share (A) do not represent cash flow from operations as defined by generally accepted accounting principles; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity.  FFO and FFO per common share, as calculated by the Company, may not be comparable to similarly entitled measures reported by other REITs.

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Fourth Quarter FY 2011 & FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

The Company’s FFO, FFO per common share for the quarter and years ended September 30, 2011 and 2010 are calculated as follows:

                                             Three Months Ended

                    Year Ended

	9/30/11	9/30/10	9/30/11	9/30/10

Net Income	$2,783,000	$3,093,000	$15,503,000	$11,215,000
Income to Noncontrolling Interest	(24,000)	(56,000)	(85,000)	(208,000)
Preferred Dividend	(1,020,000)	(630,000)	(4,079,000)	(2,521,000)
Depreciation Expense	2,649,000	2,407,000	10,313,000	9,283,000
Depreciation Expense Related to Discontinued Operations	12,000	123,000	39,000	124,000
Amortization of In-Place Lease Intangible Assets	301,000	452,000	1,186,000	1,249,000
FFO	$4,701,000	$5,389,000	$22,877,000	$19,142,000

The following are the cash flows provided (used) by operating, investing and financing activities for the years ended September 30, 2011 and 2010:

	2011	2010

Operating Activities	$22,127,000	$18,996,000
Investing Activities	(30,247,000)	(55,702,000)
Financing Activities	7,683,000	37,440,000

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20

Fourth Quarter FY 2011 & FY 2011 Supplemental of Monmouth Real Estate Investment Corp.